                                                                 EXHIBIT 10.24


                    Secured Full Recourse Promissory Note
                    ------------------------------------

                           Santa Clara, California


$ 99,999.75                                                    January 1, 1999

Reference is made to that certain Immediately Exercisable Incentive Stock Purchase Agreement (the " Option Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and Autoweb.com, Inc., a California corporation (the "Company"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

          1.   Obligation.  In exchange for the issuance to the Purchaser
               ----------
pursuant to the Agreement of 133,333 shares of the Company's Common Stock (the "Shares"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company at the Company's principal place of business located at 3270 Jay Street, Bldg. 6, Santa Clara, CA 95054, California, or at such other place as the Company may direct, the principal sum of Ninety-Nine Thousand Nine Hundred Ninety-Nine Dollars and seventy-five cents ($99,999.75). The loan shall be interest free and is due and payable on or before January 22, 2002 or upon the earlier sale of Shares for an amount sufficient to cover repayment of the principal amount of the loan upon the sale of Shares for an amount sufficient to cover repayment of the loan. All payments hereunder shall be made in lawful tender of the United States.

          2.   Security.  Performance of Purchaser's obligations under this Note
               --------
is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement")

          3.   Events of Default.  Purchaser will be deemed to be in default
               -----------------
under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) the voluntary termination by Purchaser of his service with the Company or the termination of Purchaser by the Company for Cause (as defined in Purchaser's offer letter dated December 16, 1998) (ii) the failure of the Purchaser to pay the portions of principal and accrued interest relating to shares Purchaser desires to sell (although the Company will accommodate a "same day sale" of such shares, if Purchaser signs irrevocable instructions to the broker handling the sale to deduct such amounts from the proceeds of the sale and to remit them directly to the Company) (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company or to Purchaser's Immediate Family (as defined in the Option Agreement) or to a trust for the benefit of Purchaser's Immediate Family); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

          4.   Acceleration; Remedies On Default.  Upon the occurrence of any
               ---------------------------------
Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it. In the event of any dispute between the Company and Purchaser with respect to this Note, the prevailing party shall be entitled to reimbursement of reasonable legal fees.

          5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING
               -----------------------
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

          6.   Prepayment.  Prepayment of principal and/or other amounts owed
               ----------
under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

          7.   Governing Law; Waiver.  The validity, construction and
               ---------------------
performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          8.   Attorneys' Fees.  If suit is brought for collection of this Note,
               ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

          IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.




_______________________________
Dean A. DeBiase, Purchaser


  Signature page to Autoweb.com, Inc. Secured Full Recourse Promissory Note

                    Secured Full Recourse Promissory Note
                    -------------------------------------


                           Santa Clara, California


$ 686,396.05                                                    January 22, 1999

Reference is made to that certain Series D Preferred Stock Option Agreement (the "Agreement") of even date herewith, by and between the undersigned (the "Purchaser") and Autoweb.com, Inc., a California corporation (the "Company"). This Secured Full Recourse Promissory Note (the "Note") is being tendered by Purchaser to the Company as payment for the total purchase price of the Shares (as defined below) pursuant to the Agreement.

          1.   Obligation.  In exchange for the issuance to the Purchaser
               ----------
pursuant to the Agreement of a total of 263,774 shares of the Company's Series D Preferred Stock (the "Shares"), for a total purchase price of 936,397.70, with payment of $250,001.65 to be made in cash, receipt of which is hereby acknowledged and Purchaser hereby promises to pay the balance in the amount of $686,396.05 to the order of the Company at the Company's principal place of business located at 3270 Jay Street, Bldg. 6, Santa Clara, CA 95054, California, or at such other place as the Company may direct, the principal sum of $686,396.05 payable on or before January 22, 2002 or upon the earlier sale of Shares for an amount sufficient to cover repayment of the principal amount of the loan. All payments hereunder shall be made in lawful tender of the United States.

          2.   Security.  Performance of Purchaser's obligations under this Note
               --------
is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement")

          3.   Events of Default.  Purchaser will be deemed to be in default
               -----------------
under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) the voluntary termination by Purchaser of his service with the Company or the termination of Purchaser by the Company for Cause (as defined in Purchaser's offer letter dated December 16, 1998), (ii) the failure of the Purchaser to pay the portions of principal and accrued interest relating to shares Purchaser desires to sell (although the Company will accommodate a "same day sale" of such shares, if Purchaser signs irrevocable instructions to the broker handling the sale to deduct such amounts from the proceeds of the sale and to remit them directly to the Company), (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company or to members of Purchaser's immediate family or to a trust for the benefit of Purchaser's immediate family); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

          4.   Acceleration; Remedies On Default.  Upon the occurrence of any
               ---------------------------------
Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it. In the event of any dispute between the Company and Purchaser with respect to this Note, the prevailing party shall be entitled to reimbursement of reasonable legal fees.

          5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE HOLDING
               -----------------------
PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

          6.   Prepayment.  Prepayment of principal and/or other amounts owed
               ----------
under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

          7.   Governing Law; Waiver.  The validity, construction and
               ---------------------
performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          8.   Attorneys' Fees.  If suit is brought for collection of this Note,
               ---------------
Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

          IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.



_______________________________
Dean A. DeBiase, Purchaser



  Signature page to Autoweb.com, Inc. Secured Full Recourse Promissory Note

                    Secured Full Recourse Promissory Note
                    -------------------------------------


                           Santa Clara, California


$ 135,586.32                                                   January 22, 1999

          1.   Obligation.  In exchange for the payment by Autoweb.com, Inc.
               ----------
(the "Company") of $135,586.32 to cover the witholding tax on the imputed gain on the 263,774 shares of the Company's Series D Preferred Stock (the "Shares") purchased by Dean A. DeBiase (the "Purchaser"), Purchaser promises to pay to the order of the Company at the Company's principal place of business located at 3270 Jay Street, Bldg. 6, Santa Clara, CA 95054, California, or at such other place as the Company may direct, the principal sum of $135,586.32, payable on or before January 22, 2002 or upon the earlier sale of Shares for an amount sufficient to cover repayment of the principal amount of the loan. All payments hereunder shall be made in lawful tender of the United States.

          2.   Security.  Performance of Purchaser's obligations under this
               --------
Note is secured by a security interest in the Shares granted to the Company by Purchaser under a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "Pledge Agreement")

          3.   Events of Default.  Purchaser will be deemed to be in default
               -----------------
under this Note upon the occurrence of any of the following events (each an "Event of Default"): (i) the voluntary termination by the Purchaser of his service with the Company or the termination of the Purchaser by the Company for Cause (as defined in Purchaser's offer letter dated December 16, 1998),
(ii) the failure of the Purchaser to pay the portions of principal and accrued interest relating to shares Purchaser desires to sell (although the Company will accommodate a "same day sale" of such shares, if Purchaser signs irrevocable instructions to the broker handling the sale to deduct such amounts from the proceeds of the sale and to remit them directly to the Company) (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company or to Purchaser's immediate family or to a trust for the benefit of Purchaser's immediate family); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

          4.   Acceleration; Remedies On Default.  Upon the occurrence of
               ---------------------------------
any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company will have, in addition to its rights and remedies under this Note, the Pledge Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it.

          5.   Rule 144 Holding Period.  PURCHASER UNDERSTANDS THAT THE
               -----------------------
HOLDING PERIOD SPECIFIED UNDER RULE 144(d) OF THE SECURITIES AND EXCHANGE COMMISSION WILL NOT BEGIN TO RUN WITH RESPECT TO SHARES PURCHASED WITH THIS NOTE UNTIL EITHER (i) THE EXERCISE PRICE OF SUCH SHARES IS PAID IN FULL IN CASH OR BY OTHER PROPERTY ACCEPTED BY THE COMPANY, OR (ii) THIS NOTE IS SECURED BY COLLATERAL, OTHER THAN THE SHARES THAT HAVE NOT BEEN FULLY PAID FOR IN CASH, HAVING A FAIR MARKET VALUE AT LEAST EQUAL TO THE AMOUNT OF PURCHASER'S THEN OUTSTANDING OBLIGATION UNDER THIS NOTE (INCLUDING ACCRUED INTEREST).

          6.   Prepayment.  Prepayment of principal and/or other amounts owed
               ----------
under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

          7.   Governing Law; Waiver.  The validity, construction and
               ---------------------
performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

          8.   Attorneys' Fees.  If suit is brought for collection of this
               ---------------
Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

          IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.


______________________________
Dean A. DeBiase, Purchaser


  Signature page to Autoweb.com, Inc. Secured Full Recourse Promissory Note

                                       6